Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information, each dated February 28, 2025, and each included in this Post-Effective Amendment No. 429 to the Registration Statement (Form N-1A, File No. 333-150525) of Direxion Funds (the “Registration Statement”).

We also consent to the incorporation by reference of our reports as noted in Appendix A with respect to the financial statements and financial highlights of the funds listed in Appendix A constituting Direxion Shares ETF Trust included in the Annual (Form N-CSR) for the year ended October 31, 2024, into this Registration Statement, filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

Minneapolis, MN

February 26, 2025

Appendix A – Funds within the Direxion Shares ETF Trust and Auditor Report Date
Fund Name	Auditor Report Date
Direxion Daily S&P 500® Bear 1X Shares	December 23, 2024
Direxion Daily CSI 300 China A Share Bull 2X Shares	December 23, 2024
Direxion Daily CSI China Internet Index Bull 2X Shares	December 23, 2024
Direxion Daily S&P 500® Bull 2X Shares	December 23, 2024
Direxion Daily MSCI India Bull 2X Shares	December 23, 2024
Direxion Daily MSCI Brazil Bull 2X Shares	December 23, 2024
Direxion Daily Energy Bull 2X Shares	December 23, 2024
Direxion Daily Energy Bear 2X Shares	December 23, 2024
Direxion Daily Gold Miners Index Bull 2X Shares	December 23, 2024
Direxion Daily Gold Miners Index Bear 2X Shares	December 23, 2024
Direxion Daily Junior Gold Miners Index Bull 2X Shares	December 23, 2024
Direxion Daily Junior Gold Miners Index Bear 2X Shares	December 23, 2024
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	December 23, 2024
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	December 23, 2024
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	December 23, 2024
Direxion Daily NVDA Bull 2X Shares	December 23, 2024
Direxion Daily Cloud Computing Bull 2X Shares	December 23, 2024
Direxion Daily Travel & Vacation Bull 2X Shares	December 23, 2024
Direxion Daily NVDA Bear 1X Shares	December 23, 2024
Direxion Daily NYSE FANG+ Bull 2X Shares	December 23, 2024
Direxion Daily AAPL Bull 2X Shares	December 23, 2024
Direxion Daily AAPL Bear 1X Shares	December 23, 2024
Direxion Daily TSLA Bull 2X Shares	December 23, 2024
Direxion Daily TSLA Bear 1X Shares	December 23, 2024
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	December 23, 2024
Direxion Daily AMZN Bear 1X Shares	December 23, 2024
Direxion Daily AMZN Bull 2X Shares	December 23, 2024
Direxion Daily GOOGL Bear 1X Shares	December 23, 2024
Direxion Daily GOOGL Bull 2X Shares	December 23, 2024
Direxion Daily MSFT Bear 1X Shares	December 23, 2024
Direxion Daily MSFT Bull 2X Shares	December 23, 2024
Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares	December 23, 2024
Direxion Daily Magnificent 7 Bull 2X Shares	December 23, 2024
Direxion Daily Magnificent 7 Bear 1X Shares	December 23, 2024
Direxion Daily AI and Big Data Bull 2X Shares	December 23, 2024
Direxion Daily AI and Big Data Bear 2X Shares	December 23, 2024
Direxion Daily META Bull 2X Shares	December 23, 2024
Direxion Daily META Bear 1X Shares	December 23, 2024
Direxion Daily Uranium Industry Bull 2X Shares	December 23, 2024
Direxion Daily Crypto Industry Bear 1X Shares	December 23, 2024
Direxion Daily Crypto Industry Bull 2X Shares	December 23, 2024

Direxion Daily TSM Bull 2X Shares	December 23, 2024
Direxion Daily TSM Bear 1X Shares	December 23, 2024
Direxion Daily NFLX Bull 2X Shares	December 23, 2024
Direxion Daily NFLX Bear 1X Shares	December 23, 2024
Direxion Daily MU Bull 2X shares	December 23, 2024
Direxion Daily MU Bear 1X Shares	December 23, 2024
Direxion Daily AVGO Bull 2X Shares	December 23, 2024
Direxion Daily AVGO Bear 1X Shares	December 23, 2024
Direxion Daily Mid Cap Bull 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily S&P 500® Bull 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily S&P 500® Bear 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily Small Cap Bull 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily Small Cap Bear 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily FTSE China Bull 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily FTSE China Bear 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily FTSE Europe Bull 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily MSCI Emerging Markets Bull 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily MSCI Emerging Markets Bear 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily MSCI Mexico Bull 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily MSCI South Korea Bull 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily Aerospace & Defense Bull 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily Consumer Discretionary Bull 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily Dow Jones Internet Bull 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025

Direxion Daily Dow Jones Internet Bear 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily Financial Bull 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily Financial Bear 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily Healthcare Bull 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily Homebuilders & Supplies Bull 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily Industrials Bull 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily Real Estate Bull 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily Real Estate Bear 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily Regional Banks Bull 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily Retail Bull 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily S&P 500® High Beta Bull 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily S&P 500® High Beta Bear 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily S&P Biotech Bull 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily S&P Biotech Bear 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily Semiconductor Bull 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily Semiconductor Bear 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily Technology Bull 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025

Direxion Daily Technology Bear 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily Transportation Bull 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily Utilities Bull 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily 7-10 Year Treasury Bull 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily 7-10 Year Treasury Bear 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily 20+ Year Treasury Bull 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Daily 20+ Year Treasury Bear 3X Shares	December 23, 2024, except as to Note 12, as to which the date is February 25, 2025
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	December 23, 2024
Direxion HCM Tactical Enhanced US ETF	December 23, 2024
Direxion NASDAQ-100® Equal Weighted Index Shares	December 23, 2024
Direxion Work From Home ETF	December 23, 2024